Exhibit 10.12.5

[Amendment No. 4 to Credit Agreement]

AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT dated April 27, 2018 (this “Amendment”) is entered into between MESA AIRLINES, INC., (“Mesa”) and MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C., (together with Mesa, the “Borrowers”), MESA AIR GROUP, INC., (the “Guarantor”) and CIT BANK, N.A., a national banking association, as lender and administrative agent (“Administrative Agent”),.

WHEREAS, the Borrowers, Guarantor and the Administrative Agent have entered into that certain Credit and Guaranty Agreement dated as of August 12, 2016, as amended by Amendment No. 1 to Credit Agreement dated June 5, 2017, as amended by Amendment No. 2 to Credit Agreement dated June 27, 2017, as amended by Amendment No. 3 to Credit Agreement dated September 19, 2017 (and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

Section 1.       Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

Section 2.       Amendment to Article 8.01(a) of the Credit Agreement. Article 8.01(a) of the Credit Agreement will be deleted in its entirety and replaced with the following:

(a)            Consolidated Interest and Rental Coverage Ratio. The Consolidated Interest and Rental Coverage Ratio as of the end of each Fiscal Quarter ending on the dates set forth below shall not be less than the ratio set forth opposite such Fiscal Quarter:

Fiscal Quarter Ended	Consolidated Interest and Rental Coverage Ratio
September 2016	1.20 to 1.00
December 2016	1.20 to 1.00
March 2017	1.20 to 1.00
June 2017	1.20 to 1.00
September 2017	1.20 to 1.00
December 2017	1.20 to 1.00
March 2018	1.30 to 1.00
June 2018	1.30 to 1.00
September 2018	1.40 to 1.00
December 2018	1.50 to 1.00
Thereafter	1.75 to 1.00

[Amendment No. 4 to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

MESA AIRLINES, INC.

By:
Name:
Title:

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By:
Name:
Title:

MESA AIR GROUP, INC.

By:
Name:
Title:

CIT BANK, N.A.

By:
Name:
Title: